Exhibit 99.2

Liposomal Drug Delivery to Mucosal Surfaces Biotech Showcase 2023TM January 11, 2023 Wednesday, 2:00 PM ET Track: Yosemite A (Ballroom Level) (Nasdaq: LIPO) 1

2 Disclaimers Forward-Looking Statements The information in this presentation is being provided so you can familiarize yourself with Lipella Pharmaceuticals Inc. (together with its subsidiaries, “Lipella” the “Company,” “we,” “us,” or “our”) during this informational meeting. The presentation includes certain “forward-looking statements.” All statements, other than statements of historical fact, included in this presentation regarding, among other things, our strategy, future operations, financial position, anticipated dividends, projected costs, prospects, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward-looking statements. Forward-looking statements can be identified by words such as “may,” “will,” “could,” “continue,” “would,” “should,” “potential,” “target,” “goal,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “expects,” “projects” and similar references to future periods. Forwardlooking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward-looking statements which include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, and other factors. Any forward-looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forwardlooking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. You should not construe the contents of this presentation or other information we provide at this meeting as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. (Nasdaq: LIPO)

Executive Summary Emerging, clinical-stage, proprietary 505(b)(2) opportunity Overview of Opportunity LP-10 is a phase-2a, 505(b)(2) drug candidate for hemorrhagic cystitis A platform proprietary drug delivery technology optimized for use with epithelial tissue Issued patents in US, Canada, and Australia (valid to 2034), and an application pending in Europe. Potential applications include bladder, urethra, oral cavity, esophageal, and colonic The LP-10 drug candidate for hemorrhagic cystitis has orphan drug designation from the FDA Completion of LP-10’s open-label, dose-ranging, phase 2(a) clinical trial is expected in 4Q 2022 LP-10 peak annual revenue estimates in hemorrhagic cystitis exceed $1 billion LP-10 is developed by an experienced management team having decades of biotech industry experience Drug-Delivery Focused Biotech Impressive Revenue Potential (4) American Cancer Society Cancer Treatment and Survivorship Fact and Figures 2019-2021, (5) based on the Company’s 30% estimate (6) 8% estimate, (7) based on the Company’s estimate, (8) $20,000 average revenue per each of an estimated 60,000 patients treated per year. (Nasdaq: LIPO) 3

Company History Born out of an NIH funded research collaboration on liposomal drug delivery to become a clinical-stage pharmaceutical company with a growing pipeline. 2005 2007 2008 2010 2019 2021 2021 2022 2012 2020 2021 2022 Platform patent awarded Jonathan Kaufman co-founds Lipella Michael Chancellor joins Management Michele Gruber Operations initial NIH funding received LP-10 FDA Orphan Designation LP-10 FDA IND Approval Janet Okonski Clinical Director Doug Johnston VP. Finance FDA advice re. LP-310 8 clinical sites initiated ongoing LP-10 recruitment 4 (Nasdaq: LIPO)

Hemorrhagic Cystitis, Uncontrolled Urinary Blood Loss Hemorrhagic cystitis is a serious, life-threatening bladder damage from pelvic radiation therapy and/or bladder-toxic chemotherapy. Millions of patients are increasingly diagnosed with pelvic malignancies including prostate cancer, and cancers of the uterine corpus, requiring treatment. 20% of such patients receive pelvic radiation therapy during the treatment of their cancer, in addition to surgery and chemotherapy. An increasing US population is surviving cancer therapies, including pelvic radiation, and chemotherapies that damage DNA. Years after receiving treatment, many patients acquire hemorrhagic cystitis, uncontrolled bladder blood loss. Hemorrhagic cystitis is a potentially chronic, highly morbid condition with no approved drug therapy, and a four percent mortality rate. (Nasdaq: LIPO) 5

Prostate Cancer Cancer Survivorship & Hemorrhagic Cystitis Expected annual revenue per patient is $20,000 Market penetration of 60,000 patients (45%) yields $1.2 billion annual revenue The current phase-2a is focused on radiation cystitis. LP-10 is also expected to address hemorrhagic cystitis from chemotherapy. Breast Cancer Leukemia & Lymphoma Other Tumors Uterine Corpus Cancers Rectal & Other Pelvic Pelvic Radiation Survivors Pelvic Radiation Survivors Pelvic Radiation Survivors 700,0001 200,0001 300,0001 x-DNA Chemotherapy Survivors x-DNA Chemotherapy Survivors x-DNA Chemotherapy Survivors 360,0001 180,0001 60,0001 Severe HC Survivors Severe HC Survivors Severe HC Survivors Severe HC Survivors Severe HC Survivors Severe HC Survivors 42,0002 12,0002 18,0002 36,0002 18,0002 6,0002 6 (1) American Cancer Society Cancer Treatment and Survivorship Fact and Figures 2019-2021. (2) Based on the Company’s estimate. (Nasdaq: LIPO)

LP-10 for Hemorrhagic Cystitis LP-10 : Liposomal tacrolimus for hemorrhagic cystitis, phase-2a drug candidate Economics Indication Technology Platform technology Serious condition Large economics Serious and life threatening Orphan designation No adequate therapy High morbidity 505(b)(2) focus Liposomal tacrolimus Patent protection through 2034 Cancer survivorship Hemorrhagic cystitis 7 (Nasdaq: LIPO)

LP-10 Stops Bleeding via Two Modes of Action Tacrolimus’ molecular mechanism includes calmodulin mediated t-cell inhibition • LP-10 is a potent vasoconstrictor • reduces blood flow to the bladder lumen • LP-10 is a potent anti-inflammatory • Reduces tissue injury in the bladder Well-known pharmacologic mechanisms increase the probability of efficacy. Reduce capillary blood flow Inhibits cytokine cascade Increased efficacy probability 8 (Nasdaq: LIPO)

LP-10 Product Form Liposomal tacrolimus treatment for hemorrhagic cystitis Sterile powder Easy to deliver In-house CMC Low COGS 9 (Nasdaq: LIPO)

LP-10 Expected Regulatory Pathway Given the severity of the disease and the lack of adequate treatment, we anticipate that LP-10 will be a good candidate for multiple accelerated regulatory pathways. LP-10 Regulatory Pathway Reformulated generic with new IP Fast-track designation candidates Breakthrough therapy candidates LP-10 Development Progress Ongoing phase-2a Dose escalation Multiple active sites Safety and efficacy endpoints 505(b)(2) approval pathway 10 (Nasdaq: LIPO)

LP-10: an Outstanding Drug Candidate Multiple reasons increase LP-10 probability of success Well known mechanism of action Pre-clinical efficacy 505(b)(2) pathway FDA Orphan Designation US FDA IND approval Ongoing clinical evidence Potential $1.2 billion revenue Accelerated pathway candidate 11 (Nasdaq: LIPO)

Asset Pipeline and LP-310 LP-310: Liposomal tacrolimus for oral lichen planus Oral rinse formulation of LP-10 Increased local concentration in oral cavity while minimalizing systemic toxicity 505(b)(2) pathway, platform technology expansion Low COGS and fast development plan Large market size opportunity (6 million US) with no current approved therapy Comparator: AFYX’s buccal steroid patch in Phase 3 trial Completed Type B pre-IND meeting (PIND 155011) April 08, 2021 IND preparation for Phase 2a multicenter dose escalation study LP-310 Oral Lichen Planus Mouth Rinse 12 Product Candidate Target Indication Preclinical Phase 1 Phase 2 Phase 3 Next Anticipated Milestone Report top-line Jan 11, 2023 IND submission 3Q23 LP-10 LP-310 Oral Lichen Planus Hemorrhagic Cystitis Marketing Approval (Nasdaq: LIPO)

Key inclusion criteria: Key Exclusion criteria: LP-10 Phase 2a Trial Design Summary 13 1. Males and females, at least 18 years 2. History of sterile moderate to severe HC (Grades 2-4) for at least 3 months with at least 1 episode of hematuria with or without clot 3. Previous use of medications and/or treatment(s) for HC symptom relief 1. Patients taking immunosuppressive therapy 2. History of interstitial cystitis/bladder pain syndrome or hemorrhagic cystitis due to infection (bacterial, viral or fungal) 3. Life expectancy less than 12 months 4. PSA > 4 ng/ml (measured within the last 3 months) The primary efficacy endpoint of LP-10 therapy will be evaluated by assessing pre-post treatment changes in hematuria at baseline and primary endpoint at 1 week, and 2 weeks after final instillation The primary safety endpoint is the incidence of treatment-related serious adverse events (SAEs) and the incidence of protocol-defined treatment or procedure related adverse events associated with the use of LP-10 as well as assess the pharmacodynamic (PD) effects and pharmacokinetic (PK) profile The top line data (additional slides) to be presented in-person at Biotech Showcase 2023 on Wednesday, January 11, 2023 at 2:00PM (5:00 PM/EST) Track: Yosemite A (Ballroom Level) Hilton San Francisco - Union Square, 333 O'Farrell Street, Ballroom Level, San Francisco, CA 94102 (Nasdaq: LIPO)

LP-10 Development Team

LP-10 is developed by an experienced team with complementary skillset and years of experience working together.



Jonathan Kaufman, PhD
Chief Executive Officer

- 23+ Years Experience
- Co-founded Lipella in 2005
- Co-founder of Knopp Biosciences. CFO of Semprus Biosciences. CSO LaunchCyte LLC.
- PhD Penn. MBA Wharton.



Michael Chancellor, MD
Chief Medical Officer

- 30+ Years Experience
- Lipella co-founder. Joined Lipella in 2008
- Co-founder of Cook-Myosite. Professor of Urology, William Beaumont Medical Center.
- MD University of Michigan.



Michele Gruber
Director of Operations

- 12+ Years Experience
- Joined Lipella in 2009
- CMC development, facilities, R&D management.
- BS Carnegie Mellon



Janet Okonski
Director Clinical Operations

- 20+ Years Experience
- Joined Lipella in 2021
- Clinical trial management, safety monitoring
- BS Indiana University of Pennsylvania

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Liposomal Drug Delivery to Mucosal Surfaces 15 (Nasdaq: LIPO)

16 Lipella Pharmaceuticals Inc. 7800 Susquehanna Street, Suite 505 Pittsburgh, PA 15208 412-894-1853 www.lipella.com (Nasdaq: LIPO)